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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                         July 24, 1998 (July 9, 1998)



                       AEGIS COMMUNICATIONS GROUP, INC.
             ----------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                      000-14315                      75-2050538
    --------                      ---------                      ----------
(STATE OR OTHER               (COMMISSION FILE                 (IRS EMPLOYER
JURISDICTION OF                    NUMBER)                   IDENTIFICATION NO.)
 INCORPORATION)




                       5950 Berkshire Lane, Suite 1650
                             Dallas, Texas  75225
               ------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



             Registrant's telephone number, including area code:
                                (214) 361-9870

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On July 9, 1998, ATC Communications Group, Inc. (the "Registrant") completed the acquisition of IQI, Inc., a New York corporation ("IQI"). The acquisition was effected through the merger (the "Merger") of ATC Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of the Registrant ("Sub"), with and into IQI pursuant to an Agreement and Plan of Merger dated as of April 7, 1998 (the "Merger Agreement") by and between the Registrant, Sub and IQI. Thayer Equity Investors III, L.P. ("Thayer") beneficially owned approximately 63% of IQI's common stock prior to the Merger, with the balance of common stock ownership being held by approximately fifty other stockholders.

     Pursuant to the Merger Agreement, each former holder of common stock, $.001 par value, of IQI ("IQI Common Stock") will receive, in exchange for each such share, 9.7513 shares of the common stock, par value $0.01 per share, of the Registrant ("ATC Common Stock"). As a result of the Merger, the Registrant will issue approximately 34.2 million shares of ATC Common Stock to IQI stockholders. IQI stockholders will own 57.5% of the ATC Common Stock and the Registrant's stockholders will own 42.5% of the ATC Common Stock. Consequently, Thayer will hold approximately 34% of the ATC Common Stock

     The consideration for the Merger was determined by arm's-length negotiations between representatives of the Registrant and IQI based on a number of factors, as more fully disclosed in the Proxy Statement/Prospectus of the Registrant dated June 1, 1998 and distributed to ATC stockholders on or about such date.

     IQI's stockholders approved the Merger at a Special Meeting of Stockholders held on July 9, 1998. The Registrant's stockholders approved the Merger at the Annual Meeting of Stockholders held on July 9, 1998. At the ATC Annual Meeting of Stockholders, the ATC stockholders also elected twelve directors, five of whom were nominated by the IQI board of directors, five of whom were nominated by the ATC board of directors and two of whom were jointly nominated by the ATC and IQI boards. The directors elected were William G. Moore, Jr., Darryl D. Pounds, Michael G. Santry, Matthew S. Waller, David L. Malcolm, Daniel H. Chapman, Peter V. Ueberroth, Drew Lewis, Frederic V. Malek, Paul G. Stern, Stephen A. McNeely, and Edward Blank.

ITEM 5.   OTHER EVENTS.

     In connection with the consummation of the Merger, the Registrant changed its corporate name to Aegis Communications Group, Inc., which became effective with the filing of its Amended and Restated Certificate of Incorporation on July 9, 1998. In addition, the Registrant changed its Nasdaq National Market System ticker symbol to "AGIS," effective July 13, 1998.

     Also in connection with the Merger, IQI entered into a Second Amended and Restated Credit Agreement dated as of July 9, 1998 (the "Credit Agreement") with The Bank of Nova Scotia ("Scotiabank") and Credit Suisse First Boston ("CSFB") whereby Scotiabank and CSFB rolled over and continued their loan commitments aggregating $53.0 million and Scotiabank committed to provide IQI an additional $12.0 million in revolving loans, resulting in a total facility

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of $65.0 million.  The proceeds of the additional loan were used to refinance the bank indebtedness of Advanced Telemarketing Corporation, a wholly-owned subsidiary of ATC ("Advanced"), to pay transaction expenses, and for general corporate and working capital needs of IQI and the other wholly-owned subsidiaries of ATC. As part of the amendment of the Credit Agreement, ATC and Advanced agreed to guarantee the IQI indebtedness and grant blanket security interests in their assets to secure repayment of the banks' loans. ATC also pledged the shares of Advanced common stock to the banks to secure repayment of the banks' loans.

     On July 10, 1998, the Registrant issued a news release announcing the consummation of the Merger, which news release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Pursuant to General Instruction B.3. of Form 8-K, no financial statements are required in this filing because substantially the same information as that required has been previously reported by the Registrant in the Registration Statement on Form S-4, Registration No. 333-53887, filed with the Securities and Exchange Commission on May 29, 1998.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     Pursuant to General Instruction B.3. of Form 8-K, no PRO FORMA financial information is required in this filing because substantially the same information as that required has been previously reported by the Registrant in the Registration Statement on Form S-4, Registration No. 333-53887, filed with the Securities and Exchange Commission on May 29, 1998.

     (c)  EXHIBITS


EXHIBIT NUMBER                              DESCRIPTION
--------------                              -----------

     2.1 Agreement and Plan of Merger dated April 7, 1998 between ATC Communications Group, Inc., ATC Merger Sub, Inc., and IQI, Inc. (incorporated by reference from Exhibit 2.1 of the Company's Form 10-Q for the quarterly period ended March 31,
                    1998).

     10.1 Second Amended and Restated Credit Agreement dated as of July 9, 1998 by and among IQI, Inc., Aegis Communications Group, Inc. as guarantor, the various financial institutions parties thereto, the Bank of Nova Scotia, as documentation agent and administrative agent for the lenders, and Credit Suisse First Boston, as syndication agent for the lenders (filed herewith).

     99.1 News Release issued by ATC Communications Group, Inc. dated July 10, 1998 (filed herewith).

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     99.2           Pages 52 to 61 of the Proxy Statement/Prospectus dated June
                    1, 1998 ("Background of the Merger"; "ATC's Reasons for the Merger"; "ATC Board Recommendation of the Merger"; "Opinion of Financial Advisor to ATC"; "IQI's Reasons for the Merger")(incorporated by reference from the Company's Form S-4 filed with the Commission on May 29, 1998 -- File No. 333-53887)


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  July 24, 1998              AEGIS COMMUNICATIONS GROUP, INC.


                                        By:  /s/ Matthew S. Waller
                                             -------------------------------
                                             Matthew S. Waller
                                             CHIEF FINANCIAL OFFICER





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                             INDEX TO EXHIBITS

EXHIBIT NUMBER                              DESCRIPTION
--------------                              -----------

     2.1 Agreement and Plan of Merger dated April 7, 1998 between ATC Communications Group, Inc., ATC Merger Sub, Inc., and IQI, Inc. (incorporated by reference from Exhibit 2.1 of the Company's Form 10-Q for the quarterly period ended March 31,
                    1998).

     10.1 Second Amended and Restated Credit Agreement dated as of July 9, 1998 by and among IQI, Inc., Aegis Communications Group, Inc. as guarantor, the various financial institutions parties thereto, the Bank of Nova Scotia, as documentation agent and administrative agent for the lenders, and Credit Suisse First Boston, as syndication agent for the lenders (filed herewith).

     99.1 News Release issued by ATC Communications Group, Inc. dated July 10, 1998 (filed herewith).

     99.2 Pages 52 to 61 of the Proxy Statement/Prospectus dated June 1, 1998 ("Background of the Merger"; "ATC's Reasons for the Merger"; "ATC Board Recommendation of the Merger"; "Opinion of Financial Advisor to ATC"; "IQI's Reasons for the Merger")(incorporated by reference from the Company's Form S-4 filed with the Commission on May 29, 1998 -- File No. 333-53887)